UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2026

ScanSource, Inc.

(Exact name of registrant as specified in its charter)

SC	00-26926	57-0965380
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Logue Court, Greenville, SC	29615
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (864) 288-2432

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, no par value	SCSC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On September 1, 2026, ScanSource, Inc. (the “Company”) completed its previously announced acquisition of all of the issued and outstanding capital stock of MicroAge Acquisition Corp. (“MicroAge”). Subject to customary post-closing working capital adjustments, the purchase price consisted of $220.5 million paid in cash at closing, with $3 million and $6.8 million held in escrow to support the post-closing obligations of the Sellers to satisfy any purchase price adjustments and cover any post-closing indemnification claims, respectively.

The Company paid the cash consideration using borrowings under its revolving credit facility established pursuant to that certain Credit Agreement, dated December 18, 2025, by and among the Company, certain of its subsidiaries party thereto, as subsidiary borrowers, the lenders party thereto, and PNC Bank National Association, as administrative agent (the “Credit Agreement”). The Company borrowed approximately $225 million under the revolving credit facility in connection with the closing of the MicroAge acquisition.

The foregoing description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the Credit Agreement, a copy of which was attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on December 19, 2025, and the terms of which are incorporated by reference herein.

Item 7.01. Regulation FD Disclosure

On September 2, 2026, the Company issued a press release announcing the completion of its previously announced acquisition of MicroAge. A copy of the press release is attached as Exhibit 99.1 hereto, incorporated by reference herein and also made available through the Company’s website at www.scansource.com.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibits 99.1 hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deeded incorporated by reference in any other filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

99.1	Press Release

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ScanSource, Inc.

Date:September 2, 2026	/s/ Michael L. Baur
Michael L. Baur
President & Chief Executive Officer